Exhibit 10.2

Conformed

AMENDMENT NO. 1 TO

THREE-YEAR CREDIT AGREEMENT

This Amendment No. 1 to Three-Year Credit Agreement (this “Amendment”), dated as of April 14, 2020, is made by and among LYONDELLBASELL INDUSTRIES N.V., a naamloze vennootschap (a public limited liability company) formed under the laws of The Netherlands (the “Company”), LYB AMERICAS FINANCE COMPANY LLC, a Delaware limited liability company (the “Borrower”, and together with the Company, the “LYB Parties”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, each of the Company, the Borrower, the Administrative Agent, and the Lenders have entered into that certain Three-Year Credit Agreement dated as of March 29, 2019 (as amended, modified, supplemented, extended, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement as amended hereby); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects; and

WHEREAS, the Administrative Agent and the Lenders party hereto, which constitute the Required Lenders, are willing to amend the Credit Agreement as set forth below on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises herein and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                   Amendments to Credit Agreement. Subject to the terms and conditions set forth herein:

(a)                Section 1.01 of the Credit Agreement shall be amended by adding the following two defined terms, in alphabetical order, as set forth below:

““Liquidity” means, as of any date of determination, the sum of (a) Unrestricted Net Cash as of such date, plus (b) the aggregate USD Commitments (as defined in the Existing Revolving Credit Agreement) available to be drawn by the Company or the Borrower under the terms of the Existing Revolving Credit Agreement (including the satisfaction of the conditions precedent set forth in Section 3.02(a) and (b) thereof) as of such date, plus (c) the aggregate U.S. Dollar Equivalent (as defined in the Existing Revolving Credit Agreement) of EUR Commitments (as defined in the Existing Revolving Credit Agreement) available to be drawn by the Company or the Borrower under the terms of the Existing Revolving Credit Agreement (including the satisfaction of the conditions precedent set forth in Section 3.02(a) and (b) thereof) as of such date, plus (d) the aggregate commitments available to be drawn by the Company or any Subsidiary under all Qualified Receivables Financings as of such date, minus (e) Indebtedness of the Company and the Borrower in respect of any commercial paper outstanding as of such date. For purposes of this definition, the amount of any cash or cash equivalents denominated in any currency other than U.S. Dollars as of any date of determination shall be the equivalent in U.S. Dollars of such amount, as calculated by the Company based on an applicable currency exchange rate as of such date.”

““Unrestricted Net Cash” means, as of any date of determination, the sum of (a) 100% of the unrestricted cash and cash equivalents, free of any Liens securing Indebtedness for borrowed money (excluding Indebtedness in respect of a Qualified Receivables Financing) or direct or contingent obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, held in the United States by the Company and its Subsidiaries as of such date, plus (b) 95% of the unrestricted cash and cash equivalents, free of any Liens securing Indebtedness for borrowed money (excluding Indebtedness in respect of a Qualified Receivables Financing) or direct or contingent obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, held outside of the United States by the Company and its Subsidiaries as of such date, minus (c) $300,000,000; provided, however, that in no event shall the sum of Unrestricted Net Cash be less than zero.”

(b)                The definition of “Leverage Ratio” in Section 1.01 of the Credit Agreement shall be amended by deleting the term “Total Funded Debt” appearing therein and replacing such term with “Total Net Funded Debt” in lieu thereof.

(c)                The definition of “Restricted Payment” in Section 1.01 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, “Restricted Payment” shall read in its entirety as set forth below:

““Restricted Payment” means (a) any payment of any dividends on or any other distributions in respect of any class or series of Capital Stock of the Company and (b) the direct or indirect purchase, redemption, or other acquisition or retirement of any of the Capital Stock of the Company or any warrants, options, or similar instruments to acquire the same.”

(d)                The definition of “Total Funded Debt” in Section 1.01 of the Credit Agreement shall be deleted and replaced with the following definition of “Total Net Funded Debt”:

““Total Net Funded Debt” means, as of any date of determination, the sum, without duplication, of (a) Indebtedness of the type set forth in clauses (a)(i) through (iv) and, to the extent it relates to Indebtedness of the foregoing types, clauses (b) and (c) of the definition thereof, of the Company and its Subsidiaries as of such date, if and to the extent such Indebtedness would appear as a liability upon the consolidated balance sheet (excluding the footnotes thereto) of the Company and its Subsidiaries prepared in accordance with GAAP, minus (b) Unrestricted Net Cash as of such date.”

(e)                Section 5.12 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, Section 5.12 shall read in its entirety as set forth below:

“Section 5.12 Dividends and Certain Other Restricted Payments. (a) The Company will not declare or make any Restricted Payment of the type described in clause (a) of the definition thereof (other than a dividend payable solely in Capital Stock of the Company) (i) at any time an Event of Default exists or (ii) at any time that Liquidity is less than $1,000,000,000; and (b) the Company will not, nor will permit any of its Subsidiaries to, directly or indirectly make any Restricted Payments of the type described in clause (b) of the definition thereof (i) at any time an Event of Default exists or (ii) at any time that Liquidity is less than $2,000,000,000; provided, however, that the foregoing shall not operate to prevent the making of dividends or distributions within 60 days after their declaration by the Company, if at the declaration date thereof, the declaration of such Restricted Payment was permitted by the foregoing clause (a).”

(f)                 Schedule 9.07 of the Credit Agreement is hereby amended by deleting the term “SCHEDULE 5.01” appearing above the phrase “Administrative Agent’s Office; Certain Addresses for Notices” and replacing such term with “SCHEDULE 9.07” in lieu thereof.

2.                   Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement provided in Section 1 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a)                the Administrative Agent shall have received counterparts of this Amendment, duly executed by the LYB Parties, the Administrative Agent and the Lenders constituting the Required Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf); and

(b)                (i) the Company shall have paid any fees in U.S. Dollars required to be paid on date hereof pursuant to that certain Engagement Letter dated as of April 7, 2020 by and among the LYB Parties, Bank of America and BofA Securities, Inc. (as successor to Merrill Lynch, Pierce, Fenner & Smith Incorporated); and (ii) to the extent the LYB Parties have received an invoice therefor no later than 12:00 noon one (1) Business Day prior to the date hereof, all other reasonable fees and expenses incurred or payable in connection with the execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent) required to be reimbursed or paid by the LYB Parties pursuant to Section 9.12(a)(i) of the Credit Agreement shall have been paid in full.

3.                   Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each LYB Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                The representations and warranties made by each LYB Party in Article IV of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except that any representation and warranty that is qualified by materiality shall to the extent so qualified be true and correct in all respects), except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified by materiality shall to the extent so qualified be true and correct in all respects), except that the representations and warranties contained Section 4.04 shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 5.01;

(b)                This Amendment has been duly authorized, executed and delivered by each LYB Party and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and

(c)                After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or would result from the effectiveness of this Amendment.

4.                   Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.10 of the Credit Agreement. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

5.                   Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.

6.                   Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 9.20 and 9.21 of the Credit Agreement.

7.                   Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

8.                   References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

9.                   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each LYB Party, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.09 of the Credit Agreement.

10.               No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.

11.               Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include electronic signatures and digital copies of a signatory's manual signature, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

12.               Consent of the Company. The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects its guaranty set forth in Article X of the Credit Agreement (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments and consents contemplated hereby) and the enforceability of such guaranty against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar Laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at Law).

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:

LYONDELLBASELL INDUSTRIES N.V.

By:	/s/ Michael C. McMurray
Name:	Michael C. McMurray
Title:	CFO & Authorized Attorney

BORROWER:

LYB AMERICAS FINANCE COMPANY LLC

By:	/s/ Anuj H. Dhruv
Name:	Anuj H. Dhruv
Title:	Assistant Treasurer

LyondellBasell Industries N.V.
Amendment No. 1 to Three-Year Credit Agreement
Signature Page

BANK OF AMERICA, N.A,
as Administrative Agent

By:	/s/ Maurice Washington
Name: Maurice Washington
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mukesh Singh
Name: Mukesh Singh
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Managing Director

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

ING BANK N.V., DUBLIN BRANCH, as a Lender

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

LyondellBasell Industries N.V.
Amendment No. 1 to Three-Year Credit Agreement
Signature Page

MUFG BANK, LTD., as a Lender

By:	/s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

BANK OF CHINA, NEW YORK BRANCH,
as a Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrea Kinnik
Name: Andrea Kinnik
Title: Senior Vice President

UNICREDIT BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Tom Taylor
Name: Tom Taylor
Title: Managing Director

By:	/s/ Thomas Petz
Name: Thomas Petz
Title: Director

LyondellBasell Industries N.V.
Amendment No. 1 to Three-Year Credit Agreement
Signature Page

ASSOCIATED BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matthew Gerhardt
Name: Matthew Gerhardt
Title: Vice President

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Lender

By:	/s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

BANK OF COMMUNICATIONS CO LTD NEW YORK BRANCH, as a Lender

By:	/s/ Shaohui Yang
Name: Shaohui Yang
Title: General Manager

THE CHIBA BANK, LTD. NEW YORK BRANCH,
as a Lender

By:	/s/ Dai Hioki
Name: Dai Hioki
Title: Senior Deputy General Manager

CHINA CONSTRUCTION BANK CORPORATION,
as a Lender

By:	/s/ Jun Bi
Name: Jun Bi
Title: Deputy General Manager

CITY NATIONAL BANK,
as a Lender

By:	/s/ Jeanine A. Smith
Name: Jeanine A. Smith
Title: Senior Vice President

LyondellBasell Industries N.V.
Amendment No. 1 to Three-Year Credit Agreement
Signature Page

FIRST HAWAIIAN BANK,
as a Lender

By:	/s/ Hanul Vera Abraham
Name: Hanul Vera Abraham
Title: Vice President

KBC BANK N.V., as a Lender

By:	/s/ Deborah Carlson
Name: Deborah Carlson
Title: Director

By:	/s/ Francis Payne
Name: Francis Payne
Title: Managing Director

LyondellBasell Industries N.V.
Amendment No. 1 to Three-Year Credit Agreement
Signature Page